UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2007

Online Resources Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4795 Meadow Wood Lane, Suite 300, Chantilly, Virginia		20151
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-653-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Director

On May 15, 2007, Edward E. Furash retired as a Director of Online Resources Corporation (the "Company"). In accordance with the Company's Corporate Governance Guidelines, Board members are required to retire at the first Annual Meeting following his or her seventy-second birthday. Mr. Furash served as Chair of Governance Committee, and was a member of the Management Development and Compensation Committee.

(d) Election of Director

On March 19, 2007, Debra A. Janssen was nominated and elected to serve as a Director of Online Resources Corporation to fill a vacancy on the Board of Directors resulting from Mr. Furash’s retirement. Ms. Janssen has also been appointed to serve as a member of the Audit Committee of the Board of Directors. Ms. Janssen’s term began on May 15, 2007.

Ms. Janssen has served as President of First Data Debit Services (Star ATM Network), and as President and CEO of eFunds Corporation. She also served for fifteen years with Metavante Corporation (formerly M&I Data), where she last served as its Chief Information Officer. Currently, she is a private investor, and serves as CEO of one of the private firms in which she has invested.

Ms. Janssen is also a Director of Plato Learning, Inc, a publicly traded company, and serves on its Audit Committee. She has also served on the boards of other Wisconsin-based organizations.

In connection with her election, Ms Janssen will be entitled to receive the standard remuneration provided to the Company’s non-management Directors. This remuneration includes (i) an annual cash retainer in the amount of $24,000, (ii) fees of $2,500 for serving on the audit committee, (iii) an option to purchase shares of common stock with a fair market value of $24,000 (with an exercise price at the fair market value of the common stock at the time of grant), (iv) an additional option to purchase shares of common stock with a fair market value of $1,250 for serving on the Audit Committee, and (v) a one-time stock option grant with a fair market value of $33,600.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
99.1 Press release dated May 17, 2007 announcing the election of Debra A. Janssen to the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation

May 17, 2007	By:	Catherine A. Graham

Name: Catherine A. Graham
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 17, 2007 announcing the election of Debra A. Janssen to the Board of Directors.